                                                                  Exhibit 32.1

                            Certification Pursuant to

                             18 U.S.C. Section 1350,

                             as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Skyway Communications Holding Corp.
(the "Company") on Form 10-QSB for the period ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
James Kent, as Chief Executive Officer and Chief Financial Officer of the
Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date: September 13, 2004

           By /s/ James Kent
           James Kent
           Chief Executive Officer
           Chief Financial Officer